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[EXHIBIT  10-10  CONTAINS  MATERIAL  THAT  IS  THE  SUBJECT  OF  A  REQUEST  FOR
CONFIDENTIAL  TREATMENT PURSUANT TO RULE 24b-2 UNDER  THE  SECURITIES   EXCHANGE
ACT OF 1934]







                          SECOND AMENDMENT TO
                       VOLUME PURCHASE AGREEMENT


THIS SECOND AMENDMENT (the "Amendment") is made effective this 1st day of April, 1995 to the Volume Purchase Agreement entered into an January 31, 1992, and the Amendment to the Agreement entered into on ________________, 1993 (collectively the "Agreement") by SPRINT COMMUNICATIONS COMPANY L.P. and EXECUTONE INFORMATION SYSTEMS, INC. ("Reseller"). Sprint and Reseller are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties amend the Agreement as follows:

1. Subparagraph 5(a) is stricken in its entirety and a new Subparagraph 5(a) is added to read as follows:

a) Except as otherwise provided herein, the initial term of this Agreement (the "Initial Term") shall commence on the date first written above and terminate May 3, 1998. At the end of the Initial Term the Agreement will remain in full force and effect until terminated by either Party upon ninety days written notice to the other Party. The agreement entered into between Sprint and Reseller regarding Carrier Identification Code ("CIC") and release of Sprint's name for the purpose of providing Reseller's customers with a fulfillment piece will also continue in effect for the duration of the Agreement.

2. Exhibit B to the Agreement is stricken in its entirety and a new Exhibit B is added to read as follows:


EXHIBIT B

PRICING


1. PRICING FOR DOMESTIC INTERSTATE SERVICES. The following interstate Services will be priced as set forth below. As used herein, "Peak" period pricing applies to traffic defined as "day" usage, and "Off-Peak" pricing applies to "evening" and




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"night/weekend"  usage,  as defined in Sprint's  FCC Tariff No. 2,  Section
5.1.A. The following interstate flat rates will apply to traffic originating and terminating in the 48 contiguous states only. Tariff rates will apply to traffic originating and/or terminating in Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands.


DIAL 1 WATS

        Gross Monthly Volume of Service     Peak      Off Peak
        -------------------------------     ----      --------
        $0 to $2,499,999
        $2,500,000 to $2,999,999
        $3,000,000 to $3,499,999
        $3,500,000 and above


FONLINE 800

        Gross Monthly Volume of Service     Peak     Off Peak
        -------------------------------     ----      --------
        $0 to $2,499,999
        $2,500,000 to $2,999 999
        $3,000,000 to $3,499:999
        $3,500,000 and above


ULTRA WATS NETWORK EXTENSION

        Gross Monthly Volume of Service     Peak     Off Peak
        -------------------------------     ----      --------
        $0 to $2,499,999
        $2,500,000 to $2,999,999
        $3,000,000 to $3,499,999
        $3,500,000 and above


ULTRA 800 NETWORK EXTENSION

        Gross Monthly Volume of Service     Peak     Off Peak
        -------------------------------     ----      --------
        $0 to $2,499,999
        $2,500 000 to $2,999 999
        $3,000,000 to $3,499:999
        $3,500,000 and above


                                       2


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FONCARD

Gross Monthly
- - -------------
Volume of Service            Peak        Off Peak       Surchg
- - -----------------            ----        --------       ------
$0 to $2,499,999
$2,500,000 to $2,999,999
$2,000,000 to $3,499,999
$3,500,000 and above

2. PRICING FOR INTRASTATE SERVICES. A monthly credit based on intrastate usage in the following jurisdictions will be applied to the amount invoiced for Reseller's interstate usage (the "Interstate Adjustment"). The Interstate Adjustment will equal the difference between (a) Sprint's Tariff price for Reseller's intrastate usage of the following Service and (b) such Sex-vice priced at the following rates for all time periods:

                               Ultra
               Dial 1          WATS        FONline     800
State          WATS            Net Ext     800         Net Ext
- - -----          ------          -------     -------     -------
New York
N.Carolina
Florida
Texas
Penn.
California
(Intrastate)
California
(IntraLATA)
Virginia

The Interstate Adjustment will not exceed the amount invoiced for interstate usage on the invoice to which the Adjustment is applied.

3. PRICING FOR INTERNATIONAL SERVICES. The following international Services will be priced as set forth below. Billing increments are the first thirty seconds and each six-second period thereafter.

A)      ULTRAWATS NETWORK EXTENSION

        Country        Standard      Discount       Economy
        -------        --------      --------       -------
        Argentina
        Australia

                                       3


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
        Austria
        Belgium
        Bermuda
        Brazil
        Chile
        China
        Costa Rica
        Denmark
        Finland
        France
        Germany
        Greece
        Guam

        Country        Standard      Discount       Economy
        -------        --------      --------       -------
        Hong Kong
        Hungary
        India
        Ireland
        Israel
        Italy
        Japan
        Malaysia
        Mexico
        Netherlands
        New Zealand
        Nicaragua
        Norway
        Poland
        Portugal
        Saudi Arabia
        Singapore
        South Africa
        South Korea
        Spain
        Sweden
        Switzerland
        Taiwan
        Thailand
        UAE
        United Kingdom
        Venezuela


Dial 1 WATS

        Country         Standard    Discount        Economy
        -------        --------      --------       -------
        Argentina
        Australia
        Austria
        Belgium
        Bermuda

                                       4


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

        Brazil
        Chile
        China
        Costa Rica
        Denmark
        Finland
        France
        Germany
        Greece
        Guam
        Hong Kong
        Hungary
        India
        Ireland

        Country        Standard     Discount      Economy
        -------        --------      --------       -------
        Israel
        Italy
        Japan
        Malaysia
        Mexico
        Netherlands
        New Zealand
        Nicaragua
        Norway
        Poland
        Portugal
        Saudi Arabia
        Singapore
        South Africa
        South Korea
        Spain
        Sweden
        Switzerland
        Taiwan
        Thailand
        UAE
        United Kingdom
        Venezuela


Canadian Terminating Traffic. The following special per minute rates will apply to Canadian terminating traffic:

Service                      Day       Evening           Night
- - -------                      ---       -------           -----
Ultra WATS Network Extension
Dial 1 WATS


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Canadian  originating  Traffic.  The following  special per minute rates will apply to Canadian originating traffic:

        Service                        Day      Evening        Night
        -------                        ---      -------        -----
        FONline 800
        Ultra 800 Network Extension

4.      GENERAL PRICING PROVISIONS

        A. Forward Pricing. From April 1, 1995 to March 31, 1996, services will be priced under the Agreement as though Reseller generated the greater of (a) its actual Gross Monthly Volume of Service or (b) $_________ in Gross Monthly Volume of Service.

        B. Extended Pricing offer. If Reseller maintains Gross Monthly Volume of Service in excess of $_________ for a period of three consecutive months, Sprint will propose an addendum to the Agreement to include special pricing for Gross Monthly Volume of Service over the $5,000,000 level.

        C. Signing Credit. Sprint shall apply a one-time credit to Reseller's account in the amount of $__________ within 60 days following execution of this Amendment by both Parties.

        D. FoNline 800 Service Charge. There will be a $____ monthly recurring service charge for each FONline 800 account.

        E. Directory Listing Charge. There will be a $_____ monthly recurring charge for 800 numbers (FONline 800 and Ultra 800) that require 800 toll-free directory assistance listing.

        F. COC Charge. There will be a $____ per port monthly recurring charge for Central office Connections.

        G. EFC Charge. There will be a $____ per port monthly recurring Entrance Facility Charge when Reseller utilizes Sprint's entrance facilities.

        H. Daytime Traffic Requirement. Reseller must maintain a minimum of __% daytime traffic to


                                       6


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receive the flat rate pricing  provided in this Agreement.  For every percentage point that Reseller's daytime traffic falls below 851, the per-minute flat rates for daytime traffic will increase by _________________________________________.
This increase will apply one month in arrears to all daytime rates. Reseller's compliance with this requirement will be measured on a quarterly basis.

I.Primary Carrier Requirement. Reseller must use Sprint as its primary underlying carrier for interexchange telecommunications services and will routs at least 90% of its interstate Dial I WATS and Ultra WATS Network Extension traffic to Sprint during the term of the Agreement. Reseller will provide Sprint with the following information in a format mutually acceptable to the Parties:
(i) quarterly summaries of Reseller's customer invoices for interstate Dial 1 WATS and Ultra WATS Network Extension services; and (ii) an annual audited summary of such invoices prepared by Reseller's independent outside auditor. This minimum usage requirement will cease to apply if all of the following conditions are satisfied: (a) Reseller obtains bonafide offers from two major, nationwide interexchange carriers to provide Dial I WATS and Ultra WATS Network Extension service (the "offers"); and (b) the Offers to provide Dial I WATS and Ultra WATS Network Extension service for at least one year at prices averaging at least $0.01 per minute better than the day/evening/night/weekend prices for such services provided under the-Agreement; and (c) Sprint fails to match the offer within 90 days after receiving notice thereof.

        J. Usage Commitment. Beginning may 1, 1996, Reseller will generate each month usage sufficient to result in a monthly net invoiced amount ("Net Monthly Usage") of at least $_________ (the "Usage Commitment"). Reseller will pay a surcharge (the "Usage Commitment Surcharge") any month that it fails to meet the Usage Commitment. The Usage Commitment Surcharge will equal ten percent of the difference between the actual Net Monthly Usage and the Usage Commitment. The Usage Commitment Surcharge will be applied to Reseller's invoice one month in arrears.

        K. Usage Commitment Credit. Beginning May 1, 1996, Reseller will receive a credit (the "Usage


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Commitment  Credit")  for each  period  of six  consecutive  months  (a  "Credit
Period") that Reseller's total Net Monthly Usage equals at least $__________. The Usage Commitment Credit will equal all Usage Commitment Surcharges applied to Reseller's account during the respective Credit Period. The Credit Periods will be: May 1, 1996 to October 31, 1996; November 1, 1996 to April 30, 1997; May 1, 1997 to October 31, 1997; and November 1, 1997 to April 30, 1998. The Usage Commitment Credit will be applied as soon as possible following completion of each Credit Period.

        L. No Additional Discounts. No additional discounts in any form, Tariff or otherwise, will be applied to reduce the flat rate prices set forth in this Exhibit B.

        M. Availability of Services. Services may be purchased under the Agreement only by reseller and its majority-owned subsidiaries on behalf of Reseller, its majority-owned subsidiaries, and customers of Reseller to whom Reseller sells the service. Execution hereof in no way adversely -effects any other existing agreements between Sprint and Reseller not referenced herein, including but not limited to, the Promotional discount Agreement as presently and subsequently amended.

        N. Administrative Fee. If Sprint is subject to a PIC dispute ("slamming") charge as a result of Reseller's actions, Reseller shall, at the sole discretion of Sprint, pay Sprint an administrative fee (the "Administrative Feel') equal to fifteen dollars ($__) for each ANI involved in the PIC dispute. The Administrative Fee is assessed to partially defray Sprint's expenses associated with the handling of PIC disputes. The Administrative Fee will be calculated and applied in six month intervals from the commencement of the Agreement.

        0. Transaction Fees. Reseller must pay Sprint the following fees (the "Transaction Fees"), which will be measured and applied in six month intervals from commencement of the Agreement:

               a) If ANIs on the Sprint network make up over 15% of the ANIs Reseller submits for activation during any six month period, Reseller must pay Sprint



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a Transaction Fee of $25 for each ANI in excess of the 15% threshold; and

               b) Reseller must pay Sprint a Transaction Fee of $2,500 per T-1 ($1,500 per DAL) for T-1s that it submits for activation that are connected to an existing Sprint account at the time the order is submitted.

        P. Contributory and Eligible Table. The following table shows the usage and products, both domestic and international, that contribute to the Gross Monthly Volume of Service in the flat rate pricing tables. All usage under the Agreement of Reseller and its majority-owned subsidiaries will be both contributory and eligible in the following tables.

Usage                          Contributory     Eligible       Neither
- - -----                          ------------     --------       -------
        Interstate                  X              X             -
        Intrastate                  X              X             -
        International               X              X             -
        Directory Assistance        -              -             X
        Operator Service            -              -             X
        Location Fees               -              -             X
        Channel Banks               -              -             X
        Line Charges                -              -             X
        Access Flow-through         -              -             X
        Nonrecurring Charges        -              -             X
        Taxes                       -              -             X



Products           Contributory     Eligible       Neither
- - --------           ------------     --------       -------
        Dial 1 WATS          X          X             -
        Ultra WATS           X          X             -
        FONcard
        Surcharge            X          X             -
        Usage                X          X             -
        FONline 800          X          X             -
        Ultra 800            X          X             -

3. Intrastate special rates are stated in Peak and-Off-Peak pricing. Peak period pricing will be applicable to traffic defined as "DAY" usage and Off-Peak pricing will be applicable to traffic defined as "EVENING" and "NIGHT/WEEKEND" in Sprint's FCC Tariff No. 2, Section 5.1.A.


                                       9


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4. Sprint will continue to waive Reseller's Sprint T-1 installation  charges for the remaining term of the Agreement as stated in a memorandum dated September 13, 1994. Sprint will continue to provide a 20% discount off of the monthly recurring charge for T-1 access as provided in a memorandum dated September 13, 1994.

5. All other terms and conditions of the Agreement shall remain in full force and effect.

6. The offer to amend the Agreement as provided in this Amendment will be withdrawn if this Amendment is not executed by both Parties on or before August 31, 1995.

EXECUTED by the undersigned effective the first day of April, 1995.


EXECUTONE INFORMATION               SPRINT COMMUNICATIONS
SYSTEMS, INC.                       COMPANY L.P.


By:  ________________________       By:______________________




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